UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 30, 2004

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building
435 Devon Park Drive
Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)

610-293-0600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
4TH AMEND. TO LOAN AGREEMENT, COMERICA BANK
AFFIRMATION AND AMENDMENT OF GUARANTY
4TH AMEND. TO LOAN AGREEMENT, COMERICA BANK, ALLIANCE CONSULTING
GUARANTY DATED SEPTEMBER 30, 2004
AFFIRMATION OF GUARANTY DATED SEPTEMBER 30, 2004

ITEM 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.04 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 30, 2004, Safeguard Delaware, Inc. (“SDI”) and Safeguard Scientifics (Delaware), Inc. (“SSDI”), both subsidiaries of Safeguard Scientifics, Inc. (“Safeguard”), entered into the Fourth Amendment to Loan Agreement dated as of May 10, 2002, as amended (as so amended, the “Agreement”), by and among Comerica Bank, successor by merger to Comerica Bank - California (“Bank”), SDI and SSDI. The Agreement, which increases Safeguard’s credit capacity from $25,000,000 to $55,000,000, provides Safeguard with a $45 million revolving line and a $10 million letter of credit facility. The Agreement also reduces the amount of cash and cash equivalents that SDI and SSDI are required to maintain on deposit with the Bank from two times to one times all outstanding obligations under the Agreement. The Agreement has a maturity date of May 9, 2005. Safeguard is the guarantor of SDI’s and SSDI’s obligations under the Agreement.

The information set forth above is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 and the Affirmation and Amendment of Guaranty attached hereto as Exhibit 10.2, which exhibits are incorporated herein by reference.

On September 30, 2004, Alliance Consulting Group Associates, Inc. (“Consulting”) and Alliance Holdings, Inc. (“Holdings” and collectively with Consulting, “Alliance”), entered into the Fourth Amendment to Loan Documents dated as of September 25, 2003, as amended, (as so amended, the “Alliance Agreement”) by and among Comerica Bank (“Bank”), Consulting and Holdings. The Alliance Agreement increases Alliance’s revolving line of credit from $10,000,000 to $20,000,000. The maturity date of the revolving line of credit is February 28, 2006. SDI and SSDI are guarantors of Alliance’s obligations under the Alliance Agreement.

The information set forth above is qualified in its entirety by reference to the Alliance Agreement attached hereto as Exhibit 10.3, the Guaranty attached hereto as Exhibit 10.4, and the Affirmation of Guaranty attached hereto as Exhibit 10.5, which exhibits are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

                       10.1     Fourth Amendment to Loan Agreement dated September 30, 2004, by and among Comerica Bank, successor by merger to Comerica Bank – California, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

                       10.2     Affirmation and Amendment of Guaranty dated September 30, 2004, by and between Safeguard Scientifics, Inc. and Comerica Bank, successor by merger to Comerica Bank – California

                       10.3     Fourth Amendment to Loan Agreement dated September 30, 2004, by and among Comerica Bank, Alliance Consulting Group Associates, Inc. and Alliance Holdings, Inc.

                       10.4     Guaranty dated September 30, 2004 by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

                       10.5     Affirmation of Guaranty dated September 30, 2004 by Safeguard Scientifics, Inc.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: October 4, 2004	By:	CHRISTOPHER J. DAVIS
Christopher J. Davis
Executive Vice President and Chief Administrative & Financial Officer

Exhibit Index

10.1	Fourth Amendment to Loan Agreement dated September 30, 2004, by and among Comerica Bank, successor by merger to Comerica Bank – California, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

10.2	Affirmation and Amendment of Guaranty dated September 30, 2004, by and between Safeguard Scientifics, Inc. and Comerica Bank, successor by merger to Comerica Bank – California

10.3	Fourth Amendment to Loan Agreement dated September 30, 2004, by and among Comerica Bank, Alliance Consulting Group Associates, Inc. and Alliance Holdings, Inc.

10.4	Guaranty dated September 30, 2004 by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

10.5	Affirmation of Guaranty dated September 30, 2004 by Safeguard Scientifics, Inc.